Exhibit 99.1

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Safe Harbor Certain statements in this presentation may constitute forward-looking statements within the meaning of the Federal securities laws. These statements can be identified by the fact that they do not relate strictly to historic or current facts. They use such words as "anticipate", "estimate", "expect", "project", "intend", "plan", "believe", and other words and terms of similar meaning in connection with any discussion of future operating or financial performance. These forward-looking statements are based on currently available information, but are subject to a variety of uncertainties, unknown risks and other factors concerning the Company's operations and business environment, which are difficult to predict and are beyond the control of the Company. Important factors that could cause actual results to differ materially from those suggested by these forward-looking statements, and that could adversely affect the Company's future financial performance, include, but are not limited to, the following: Worldwide and regional economic, business and political conditions, including continuing economic uncertainties in some or all of the Company's major product markets; Fluctuations in the value of currencies in major areas where the Company operates, including the U.S. dollar, euro, U.K. pound sterling, Canadian dollar, Mexican peso, Chinese yuan and Indonesian rupiah; Fluctuations in the prices of sources of energy or plastic resins and other raw materials; Changes in customer demand and requirements; Escalation in the cost of providing employee health care; The outcome of any legal claims known or unknown; The performance of the North American auto market and broader economy; and The North American recessionary economy. The risks and uncertainties identified above are not the only risks the Company faces. Additional risks and uncertainties not presently known to the Company or that it believes to be immaterial also may adversely affect the Company. Should any known or unknown risks or uncertainties develop into actual events, or underlying assumptions prove inaccurate, these developments could have material adverse effects on the Company's business, financial condition and results of operations. This presentation contains time-sensitive information that reflects management's best analysis only as of the date of this presentation. A. Schulman does not undertake an obligation to publicly update or revise any forward-looking statements to reflect new events, information or circumstances, or otherwise. Further information concerning issues that could materially affect financial performance related to forward-looking statements can be found in A. Schulman's periodic filings with the Securities and Exchange Commission.

Use of Non-GAAP Financial Measures This presentation includes the use of both GAAP (generally accepted accounting principles) and non-GAAP financial measures. The non-GAAP financial measures include: gross margin excluding unusual items, operating margin excluding unusual items, net income excluding unusual items, and net margin excluding unusual items. The Company's chief operating decision makers use these financial measures to monitor and evaluate the ongoing performance of the Company and each business unit and to allocate resources. In addition, net income excluding unusual items is a component of A. Schulman's annual employee incentive plans. A reconciliation of non-GAAP financial measures with GAAP financial measures is attached to this presentation at the end.

Cautionary Statement A number of the matters discussed in this document that are not historical or current facts deal with potential future circumstances and developments, in particular, information regarding expected synergies resulting from the merger of A. Schulman and ICO, combined operating and financial data, the combined company's plans, objectives, expectations and intentions and whether and when the transactions contemplated by the merger agreement will be consummated. The discussion of such matters is qualified by the inherent risks and uncertainties surrounding future expectations generally, and also may materially differ from actual future experience involving any one or more of such matters. Such risks and uncertainties include: the risk that the businesses will not be integrated successfully; the risk that the cost savings and any other synergies from the transaction may not be fully realized or may take longer to realize than expected; restrictions imposed by outstanding indebtedness; fluctuations in the prices of sources of energy or resins and other raw materials; worldwide and regional economic, business, and political conditions, including continuing economic uncertainties in some or all major product markets; changes in customer demand and requirements; business cycles and other industry conditions; the timing of new services or facilities; ability to compete; effects of compliance with laws; fluctuations in the value of currencies in major areas where operations are located, including the U.S. dollar, Euro, U.K. pound sterling, Canadian dollar, Mexican peso, Chinese yuan, and Indonesian rupiah; matters relating to operating facilities; effect and costs of claims (known or unknown) relating to litigation and environmental remediation; ability to manage global inventory; ability to develop technology and proprietary know-how; ability to attract and retain key personnel; escalation in the cost of providing employee health care; performance of the global automotive market; disruption from the transaction making it more difficult to maintain relationships with customers, employees or suppliers; the failure to obtain governmental approvals of the transaction on the proposed terms and schedule, and any conditions imposed on the combined company in connection with consummation of the merger; the failure to obtain approval of the merger by the stockholders of ICO and the failure to satisfy various other conditions to the closing of the merger contemplated by the merger agreement; and the risks that are described from time to time in A. Schulman's and ICO's respective reports filed with the SEC, including A. Schulman's annual report on Form 10-K for the year ended August 31, 2009 and ICO's annual report on Form 10-K for the year ended September 30, 2008 and quarterly report on Form 10-Q for the quarter ended June 30, 2009, in each case, as such reports may have been amended. This document speaks only as of its date, and Schulman and ICO each disclaims any duty to update the information herein. Additional Information In connection with the proposed transaction, a registration statement on Form S-4 will be filed with the SEC. ICO STOCKHOLDERS ARE ENCOURAGED TO READ THE REGISTRATION STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE PROXY STATEMENT/PROSPECTUS THAT WILL BE PART OF THE REGISTRATION STATEMENT, WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. The final proxy statement/prospectus will be mailed to stockholders of ICO. Investors and security holders will be able to obtain the documents free of charge at the SEC's website, www.sec.gov, from A. Schulman at its website, www.aschulman.com, or 3550 West Market Street, Akron, Ohio 44333, Attention: Corporate Secretary, or from ICO at its website, www.icopolymers.com, or 1811 Bering Drive, Suite 200, Houston, Texas, 77057, Attention: Corporate Secretary. Participants In Solicitation A. Schulman and ICO and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed merger. Information concerning A. Schulman's participants is set forth in the proxy statement, dated November 6, 2009, for A. Schulman's 2009 Annual Meeting of Stockholders as filed with the SEC on Schedule 14A. Information concerning ICO's participants is set forth in the proxy statement, dated January 23, 2009, for ICO's 2009 Annual Meeting of Stockholders as filed with the SEC on Schedule 14A and ICO's current reports on Form 8-K, as filed with the SEC on December 11, 2008, January 22, 2009, May 12, 2009 and August 6, 2009. Additional information regarding the interests of participants of A. Schulman and ICO in the solicitation of proxies in respect of the proposed merger will be included in the registration statement and proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available.

Our Combined Global Footprint

Financials December 10, 2009 Annual Meeting

Financial Highlights FY 2009 and FY 2008 Excluding unusual items*, net income for FY 2009 was: $16.4 million or $0.64 per diluted share vs $37.1 million or $1.36 per diluted share in FY 2008 Reported net loss for the FY 2009 was: $2.8 million or $0.11 per diluted share vs. net income of $18.0 million or $0.66 per diluted share for the FY 2008 Cash increased to $229 million at 8/31/09; net cash position of $124 million; approximately $300 million of untapped credit lines Days of working capital decreased to 60 at 8/31/09 from 73 at 8/31/08 and 89 at 5/31/08 Renewed financial strength allows ASI to invest for profitable growth * Please see the end of this presentation for the reconciliations of GAAP versus non-GAAP financial measures.

Volume Declines Not Completely Offset By Cost Reductions And Other Favorability Note : Excludes unusual items; numbers include rounding

Balance Sheet and Liquidity Strength FY3Q08 FY4Q08 FY1Q09 FY2Q09 FY3Q09 FY4Q09 (in millions) (in millions) (in millions) (in millions) (in millions) (in millions) Cash $84 $98 $116 $141 $203 $229 Total Debt $168 $114 $109 $96 $104 $105 Net Debt ($84) ($16) $7 $45 $99 $124 Available Liquidity * $204 $310 $302 $304 $358 $383 ASI's net cash position provided it with the ability to ride out the economic storm far longer than many of its competitors. (Additional information can be accessed through the Company's 10K filings) * Subject to credit covenants

2010 Q1 and ICO Acquisition FY10 Q1 Shaping up to be a very strong quarter with operating earnings in excess of our FY09 and FY08's levels Balance sheet has remained strong North America should break even in FY10 Q1 ICO Acquisition Very strong and compelling strategic fit Synergies of $15 million Balance sheet post transaction to remain strong with cash in excess of $100 million with virtually all credit lines available Note: 2010 estimates exclude acquisition and any non-operating costs. Invision losses are included for 2008 and 2009

Appendix

Non-GAAP to GAAP Reconciliation FY 2009 and FY 2008